UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 11, 2025

Date of Report (Date of earliest event reported)

Quipt Home Medical Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40413	N/A
(Commission File Number)	(IRS Employer Identification No.)

1019 Town Drive
Wilder, Kentucky	41076
(Address of principal executive offices)	(Zip Code)

(859) 878-2220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without Par Value	QIPT	The Nasdaq Capital Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2025, Quipt Home Medical Corp. (“QHMC”) through QHM Holdings, Inc., a wholly-owned subsidiary of QHMC (“Quipt”) entered into an Equity Purchase Agreement (the “Agreement”) by and between Quipt, IRB Medical Equipment, LLC, dba Hart Medical Equipment (the “Company”), and Hart HoldCo, LLC (individually, the “Seller” and collectively with Quipt and the Company, the “Parties”). The Agreement provides for the acquisition by Quipt of a sixty percent (60%) membership interest in the Company, which is a Michigan-based limited liability company engaged in the business of providing durable medical equipment, point-of-service products, and related services (the “Acquisition”). Prior to closing, 100% of the equity interests in Hart Medical were contributed to the Seller by its previous owners, Henry Ford Health, McLaren Health Management Group, and Northwest Ohio Medical Equipment, LLC. Pursuant to the terms of the Agreement, Quipt will purchase sixty percent (60%) of the membership interests of the Company directly from the Seller and the Company will be jointly owned by Quipt and the Seller, which shall retain the remaining forty percent (40%) membership interests. As part of the Acquisition, the Parties shall enter into an Administrative Support Services Agreement (“Services Agreement”) and the operating agreement of the Company shall be amended and restated as provided by the Sixth Amended and Restated Operating Agreement (the “Operating Agreement”) that allows for the Company to be operated as a joint venture between the Parties.

The purchase price for the membership interest is equal to sixty percent (60%) of an enterprise value of $35M, subject to adjustment based on cash on hand (not less than $1,000,000), reduced by Company indebtedness, accrued payroll, certain Medicaid settlement amounts, and other non-trade payables, and adjusted for working capital surplus or deficit (relative to a working capital target as agreed upon in the Agreement). Based on the enterprise value and such adjustments, Quipt expects the cash price to be in the range of $17M-$18M and be paid at closing through existing cash and additional cash to be obtained under its existing credit facility, subject to the approval of the lender. If Quipt fails to obtain financing and does not close by September 30, 2025, Quipt may have to pay a $250,000 fee to the Company. The Acquisition is also subject to additional customary closing conditions.

The foregoing description of the Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which will be filed as an exhibit to a subsequent Current Report on Form 8-K or Form 8-K/A or the next Annual Report on Form 10-K to be filed by QHMC.

Item 8.01 Other Events.

On August 12, 2025, Quipt issued a press release announcing the entering into of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, "potential”, "will”, "seek”, "intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company are intended to identify forward-looking statements, including: timing of and closing of the transaction; management’s expectations for Quipt’s post-closing annualized run rate; management’s expectations for post-closing Adjusted EBITDA for the joint venture and the timing of such results; the Company anticipating strong margin performance throughout the year and a return to historical organic growth levels in calendar 2025; the Company’s expectations regarding the impact of the acquisition of the joint venture; opportunities to increase long-term shareholder value. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company successfully identifying, negotiating and completing additional acquisitions; operating and other financial metrics maintaining their current trajectories, the Company not being impacted by any further external and unique events like the Medicare 75/25 rate cut and the Change Healthcare cybersecurity incident for the remainder of 2025; and the Company not being subject to a material change to it cost structure. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand (“CID”) received from the Department of Justice; increased competition; changes in foreign currency rates; the imposition of trade restrictions such as tariffs and retaliatory counter measures; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with United States Securities and Exchange Commission  and available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release by Quipt Home Medical Corp. dated August 12, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quipt Home Medical Corp.

Date:	August 12, 2025	By:	/s/ Hardik Mehta
Hardik Mehta
Chief Financial Officer